Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Stellantis Financial Services, Inc. (the “Sponsor”) SFS Floorplan Receivables, LLC (the “Depositor”) 5757 Woodway Drive, Suite 400 Houston, Texas 77057	6 August 2026

Re:	Stellantis Financial Floorplan Master Auto Owner Trust (the “Issuing Entity”)
Asset-Backed Notes, Series 2026-1 (the “Notes”)
Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, SMBC Nikko Securities America, Inc., Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC and RBC Capital Markets, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a revolving pool of receivables (the “Receivables”) in connection with the purchase and financing of automobile, light-duty truck, medium-duty truck, sport utility vehicle and crossover vehicle inventory by retail motor vehicle dealers relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.

An electronic data file labeled “SRIDE EY AUP Data Request_v1.3.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 30 June 2026 (the “Statistical Calculation Date”) relating to the Receivables,

b.

Certain system screen shots, customer summary, loan history, equity history and term change history information from the Sponsor’s floorplan receivable servicing system, as applicable (the “Servicing System Screen Shots”), that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Receivables (as defined in Attachment A), as applicable,

c.

A schedule and the corresponding record layout and decode information, as applicable (the “Vehicle Model Type Mapping Schedule”), that the Sponsor, on behalf of the Depositor, indicated contains vehicle model type mapping information relating to the Sample Receivables, as applicable,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data File, Servicing System Screen Shots, Vehicle Model Type Mapping Schedule, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Servicing System Screen Shots, Vehicle Model Type Mapping Schedule or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

6 August 2026

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Data File.

For the purpose of the procedures described in this report, the 150 Sample Receivables are referred to as Sample Receivable Numbers 1 through 150.

2.

For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Servicing System Screen Shots, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 2

Sample Characteristics

Sample Characteristic	Data File Field Name

Loan number	LoanNbr

VIN	VIN

Initial funding amount	Initial Funding Amount

Model type (new/used)	New/Used

Plan code	Plan Code

Current principal balance	Current Prin Balance

Invoice date	Funding Dt

Vehicle model	Model Name

Days in inventory	Age

Customer number	Dealer ID

Dealer credit rating	Dealer credit rating(Risk Rating)

Dealer state	Dealer State(State)

Dealer cash management account balance	Dealer cash management account balance(CMA)

Notes:

i.	The loan number and customer number Sample Characteristics are for identification purposes only.

ii.

The Sponsor, on behalf of the Depositor, indicated that certain of the Servicing System Screen Shots contained account activity that occurred after the Statistical Calculation Date. For the purpose of comparing the VIN, initial funding amount, model type (new/used), plan code, current principal balance, invoice date, vehicle model, dealer credit rating and dealer cash management account balance Sample Characteristics, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity that occurred on or prior to the Statistical Calculation Date.

iii.

For the purpose of comparing the model type (new/used) Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the customer collateral type, as shown in the Servicing System Screen Shots, in accordance with the decode information shown on the Vehicle Model Type Mapping Schedule, as applicable.

Exhibit 1 to Attachment A Page 2 of 2

iv.	For the purpose of comparing the plan code Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to recalculate the plan code by:

a.	Adding the:

(1)	SOFR 30 day average rate, as of the Statistical Calculation Date, and

(2)	Latest equity variance on or prior to the Statistical Calculation Date,

both as shown in the Servicing System Screen Shots,

and

b.	Rounding the result obtained in a. above to the fourth decimal (XX.XXXX).

v.

For the purpose of comparing the invoice date Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 21, 39, 52, 84, 89, 91, 119 and 150), the Sponsor, on behalf of the Depositor, instructed us to use the invoice date, as shown in the Servicing System Screen Shots.

For the purpose of comparing the invoice date Sample Characteristic for Sample Receivable Numbers 21, 39, 52, 84, 89, 91, 119 and 150, the Sponsor, on behalf of the Depositor, instructed us to use the post date, as shown in the Servicing System Screen Shots.

vi.

For the purpose of comparing the days in inventory Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 41), the Sponsor, on behalf of the Depositor, instructed us to use cumulative days, as shown in the Servicing System Screen Shots.

For the purpose of comparing the days in inventory Sample Characteristic for Sample Receivable Number 41, the Sponsor, on behalf of the Depositor, instructed us to recalculate the days in inventory by:

a.	Subtracting the:

(1)	Invoice date, as shown in the Servicing System Screen Shots, from

(2)	Statistical Calculation Date

and

b.	Adding one day to the result obtained in a above.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.